SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 16, 1999

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of November 23, 1999, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1999-HS7)

                Residential Funding Mortgage Securities II, Inc.

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             (Exact name of registrant as specified in its charter)

DELAWARE                          333-77561              41-1808858
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)

8400 NORMANDALE LAKE BLVD., SUITE 600 MINNEAPOLIS,  MINNESOTA      55437
  (Address of Principal Executive Offices)                       (Zip Code)

      Registrant's telephone number, including area code, is (612) 832-7000


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ITEM 5. OTHER EVENTS.

               The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999, and for the periods ended September 30, 1999 and September 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-77561) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Home Equity Loan-Backed Term Notes, Series 1999-HS7, and shall be deemed to be a part hereof.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    Not applicable

        (b)    Not applicable

        (c)    Exhibits:

               23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (i) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 27, 1999 on the audit of the consolidated financial statements of Ambac as of December 31, 1998 and 1997 for each of the years in the three-year period ended December 31, 1998 and (ii) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                            BY:
                                                   Name:  Stephen Hynes
                                                   Title: Vice President

Dated:  November 16, 1999


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                            BY:    /S/STEPHEN HYNES

                                                   Name:  Stephen Hynes
                                                   Title: Vice President

Dated:  November 16, 1999


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                                  EXHIBIT INDEX

             Item 601(a) of
EXHIBIT      REGULATION S-K                             SEQUENTIALLY NUMBERED
 NUMBER       EXHIBIT NO.             DESCRIPTION                 PAGE

   1              23.1           Accountant's Consent




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                                    EXHIBIT 1


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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-77561) of Residential Funding Mortgage Securities II, Inc. (the
"Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated November 16, 1999 of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                            /s/ KPMG LLP

New York, New York
November 16, 1999


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